Certification Pursuant to 18 USC, Section 1350, as Adopted Pursuant to Sections
302 and 906 of the Sarbanes-Oxley Act of 2002 In connection with the Quarterly
Report of Tekron, Inc.(Company) on Form 10-QSB/A for the quarter ended
September30, 2002 (Report), as filed with the Securities and Exchange
Commission, on the date hereof, I, Luigi Brun, Chief Executive Officer and Chief
Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 USC 1350, as adopted pursuant to Section 302 and promulgated as 18 USC
1350 pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that:

1) The Report referenced above has been read and reviewed by the undersigned.

2) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

3) The Report referenced above does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to makes the statements made, in light of the circumstances under which such statements were made, not misleading.

4) I acknowledge that the management of the Company is solely responsible for the fair presentation in the financial statements of the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America.

   Based upon my knowledge, the financial statements, and other such financial information included in the report, fairly present the financial condition and results of operations of Tekron, Inc. as of and for the period ended September
   30, 2002. In my opinion, the accompanying interim financial statements, prepared in accordance with the instructions for Form 10-QSB, are unaudited and contain all material adjustments, consisting only of normal recurring adjustments necessary to present fairly the financial condition, results of operations and cash flows of the Company for the respective interim periods presented. The current period results of operations are not necessarily indicative of results which ultimately will be reported for the full fiscal year ending March 31,
   2003.

   Additionally, I acknowledge that the Company's Board of Directors and Management are solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud. The Company's system of internal accounting control is designed to assure, among other items, that 1) recorded transactions are valid; 2) valid transactions are recorded; and 3) transactions are recorded in the proper period in a timely manner to produce financial statements which present fairly the financial condition, results of operations and cash flows of the Company for the respective periods being presented.

/s/ Luigi Brun
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Luigi Brun
Chief Executive Officer and
Chief Financial Officer

Dated: November 14, 2002

                                       1

In accordance with Item 307 of Regulation S-B (paragraph 228.307 I, Luigi Brun, certify that:

1. I have reviewed this quarterly report on Form 10QSB of Tekron, Inc;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in
   Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

  a) designed such disclosure controls and procedures to ensure that material information relating the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

  b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

  c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the
     Evaluation Date;

5. The registrant' other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions);

  a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant' ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls;
     and

6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:    November 14, 2002                  /s/  Luigi Brun
                                            -------------------
                                                 Chief Executive Officer and
                                                 Chief Financial Officer